SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 April 24, 2003
                Date of Report (Date of earliest event reported):



                           THE BOYDS COLLECTION, LTD.

             (Exact Name of Registrant as Specified in Its Charter)




    Maryland                     001-14843                 52-1418730
(State of Other               (Commission File           (I.R.S. Employer
 Jurisdiction of                   Number)                Identification
 Incorporation)                                              Number)



               350 South Street, McSherrystown, Pennsylvania 17344 (Address of principal executive offices)(Zip Code)


                                 (717) 633-9898
              (Registrant's Telephone Number, including Area Code)



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Item 7. Exhibits

(c) Exhibits

       99       Press release dated April 24, 2003, issued by the company.


Item 9 REGULATION FD DISCLOSURE

This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216


On April 24, 2003, The Boyds Collection, Ltd. (the "Company") issued a press release regarding its first quarter 2003 earnings. The press release of the Company is attached hereto as Exhibit 99.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    April 24, 2003                THE BOYDS COLLECTION, LTD.



                                       By:      /s/ Joseph E. Macharsky
                                              ---------------------------
                                       Name:    Joseph E. Macharsky
                                       Title:   Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit

99 Press release dated April 24, 2003, issued by the company.